SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report:  January 28, 2000
(Date of earliest event reported)

Commission File No.:  333-68951



                        GE Capital Mortgage Services, Inc.




New Jersey                                                   21-0627285
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(States of Incorporation)                                  (I.R.S. Employer
                                                        Identification Nos.)


Three Executive Campus
Cherry Hill, New Jersey                                                  08002
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Addresses of principal executive offices                          (Zip Codes)



                                 (856) 661-6100
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                    Registrants' Telephone Numbers, including area code


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   (Former names, former addresses and former fiscal years, if changed since last report)

ITEM 5.     Other Events

      On January 28, 2000, GE Capital Mortgage Services, Inc., a New Jersey corporation (the "Registrant"), sold REMIC Mortgage Pass-Through Certificates, Series 2000-2, Class A1, Class A2, Class A3, Class R, Class M, Class B1 and Class B2 (the "Offered Certificates"), having an aggregate original principal balance of $137,016,100.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2000, between the Registrant and State Street Bank and Trust Company, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. REMIC Mortgage-Pass Through Certificates, Class PO and Class S, having an aggregate initial principal balance of $1,288,857.72 and Class B3, Class B4 and Class B5, having an aggregate initial principal balance of $2,035,788.61 (the "Private Class B Certificates" and, together with the Class PO and Class S Certificates and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

                  As of the date of initial issuance, the Offered Certificates evidenced an approximate 97.63% undivided interest in a trust (the "Trust"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Class PO, Class S and Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates, the Class PO and Class S Certificates.

                  Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that Available Funds are sufficient therefor.

                  An election will be made to treat the Trust as a REMIC for federal income tax purposes (the "REMIC"). The Class A1, Class A2, Class A3, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates will be treated as "regular interests" in the REMIC and the Class R Certificates will be treated as the "residual interest" in the REMIC.

ITEM 7.     Financial Statements and Exhibits

      (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------
      (EX-4)                           Pooling and Servicing Agreement, dated
                                       as of January 1, 2000, between GE
                                       Capital Mortgage Services, Inc. and
                                       State Street Bank and Trust Company, as
                                       trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GE CAPITAL MORTGAGE SERVICES, INC.


January 28, 2000



                                    By:  /s/ Al Gentile
                                       -----------------------------------------
                                       Name:  Al Gentile
                                       Title:    Designated Officer

                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------
   (EX-4)                   Pooling and Servicing Agreement,    E
                            dated as of January 1, 2000,
                            between GE Capital Mortgage
                            Services, Inc. and State Street
                            Bank and Trust Company, as
                            trustee.